NEW YORK KEYPORT ADVISOR VISTA
GROUP AND INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
DEFERRED VARIABLE ANNUITY CONTRACTS
ISSUED BY
Variable Account A
OF
KEYPORT BENEFIT LIFE INSURANCE COMPANY
SUPPLEMENT DATED DECEMBER 20, 2001
TO
PROSPECTUS DATED MAY 1, 2000

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This supplement also contains information concerning transfer limitations to be effective on January 7, 2002.

The second paragraph under the section headed "Limits on Transfers" on page 15 is deleted and replaced with the following:

Currently, we limit the number and frequency of transfers as follows:

o	we impose a transfer limit of one transfer every 30 days, or such other period as we may permit, and

o

we limit each transfer to a maximum of $2,000,000. We treat all transfer requests for a Certificate made on the same day as a single transfer. We may treat as a single transfer all transfers you request on the same day for every Certificate you own. The total combined transfer amount is subject to the maximum limitation. If the total amount of the requested transfers exceeds the maximum, we will not execute any of the transfers, and

o

we treat as a single transfer all transfers made on the same day on behalf of multiple Certificates by a common attorney-in-fact, or transfers that are, in our determination, based on the recommendation of a common investment adviser or broker/dealer. The maximum limitation applies to such transfers. If the total amount of the requested transfers exceeds the maximum, we will not execute any of the transfers.

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Client Service Hotline
800-367-3653

Distributed by:
Keyport Financial Services Corp.
125 High Street
Boston, Massachusetts 02110

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